SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 1998

                           TOMMY HILFIGER CORPORATION
             (Exact name of registrant as specified in its charter)

British Virgin Islands             1-11226                   Not Applicable
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

6/F, Precious Industrial Centre
18 Cheung Yue Street
Cheung Sha Wan
Kowloon, Hong Kong                                           Not Applicable
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  852-2745-7798
                                                     -------------



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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

                  On April 1, 1998, Tommy Hilfiger Corporation (the "Company") is making this filing to include the exhibits hereto by means of incorporation by reference into the Company's filings under the Securities Act of 1933, as amended.

                  Exhibit 10.1 contains the Lock-Up Agreement, dated as of January 31, 1998, by and among the Company, Pepe Jeans London Corporation, Blackwatch Investments Limited, AIHL Investment Group Limited, Anasta Holdings Limited, Sportswear Holdings Limited, Westleigh Limited, Gadwal Limited, Thomas
J. Hilfiger and Joel J. Horowitz (the "Lock-Up Agreement") entered into in connection with the Stock Purchase Agreement, dated as of January 31, 1998, by and among the Company, Tommy Hilfiger U.S.A., Inc., Tommy Hilfiger (Eastern Hemisphere) Limited and Pepe Jeans London Corporation, pursuant to which the Company will, subject to the conditions set forth therein, acquire Pepe Jeans USA, Inc. and Tommy Hilfiger Canada Inc. (the "Acquisition"), which Acquisition was announced by the Company on February 1, 1998. The Lock-Up Agreement is hereby incorporated herein by reference.

                  Exhibit 10.2 contains a form of Registration Rights Agreement by and among the Company, Pepe Jeans London Corporation, Blackwatch Investments Limited, AIHL Investment Group Limited, Anasta Holdings Limited, Sportswear Holdings Limited, Westleigh Limited, Gadwal Limited, Thomas J. Hilfiger and Joel
J. Horowitz (the "Registration Rights Agreement") which will be entered into upon consummation of the Acquisition. The Registration Rights Agreement is hereby incorporated herein by reference.

                  Exhibit 99.1 contains consolidated financial statements of the Company for each of the three fiscal years in the period ended March 31, 1997 (the "Company Annual Financial Statements"). THE COMPANY ANNUAL FINANCIAL STATEMENTS, WHICH INCLUDE THE OPINION OF PRICE WATERHOUSE LLP, THE COMPANY'S INDEPENDENT ACCOUNTANTS, ARE IDENTICAL TO THE CORRESPONDING FINANCIAL STATEMENTS CONTAINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1997, EXCEPT THAT A NEW NOTE NUMBER 17, CONTAINING SUMMARIZED FINANCIAL INFORMATION FOR TOMMY HILFIGER U.S.A., INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY ("TH USA"), HAS BEEN ADDED AND EARNINGS PER SHARE DATA HAVE BEEN PRESENTED IN ACCORDANCE WITH STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 128, "EARNINGS PER SHARE". The Company Annual Financial Statements are hereby incorporated herein by reference.

                  Exhibit 99.2 contains unaudited condensed consolidated financial statements of the Company for the nine months ended December 31, 1997 (the "Company Nine-Month Financial Statements"). THE COMPANY NINE-MONTH FINANCIAL STATEMENTS ARE IDENTICAL TO THE CORRESPONDING FINANCIAL STATEMENTS CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED DECEMBER 31, 1997, EXCEPT THAT A NEW NOTE NUMBER 4, CONTAINING SUMMARIZED FINANCIAL INFORMATION FOR TH USA, HAS BEEN ADDED. The Company Nine-Month Financial Statements are hereby incorporated herein by reference.



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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 10.1 Lock-Up Agreement, dated as of January 31, 1998, by and among the Company, Pepe Jeans London Corporation, Blackwatch Investments Limited, AIHL Investment Group Limited, Anasta Holdings Limited, Sportswear Holdings Limited, Westleigh Limited, Gadwal Limited, Thomas J. Hilfiger and Joel J. Horowitz
     Exhibit 10.2    Form of Registration Rights Agreement
     Exhibit 23.1    Consent of Price Waterhouse LLP
     Exhibit 99.1 Consolidated financial statements of the Company for each of the three fiscal years in the period ended March 31, 1997
     Exhibit 99.2 Condensed consolidated financial statements of the Company for the nine months ended December 31, 1997


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 1, 1998

                                        TOMMY HILFIGER CORPORATION


                                        By:    /s/ Benjamin M.T. Ng
                                               Name:  Benjamin M.T. Ng
                                               Title: Executive Vice President -
                                                      Corporate Finance

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                                  EXHIBIT LIST



Exhibit 10.1 Lock-Up Agreement, dated as of January 31, 1998, by and among the Tommy Hilfiger Corporation, Pepe Jeans London Corporation, Blackwatch Investments Limited, AIHL Investment Group Limited, Anasta Holdings Limited, Sportswear Holdings Limited, Westleigh Limited, Gadwal Limited, Thomas J. Hilfiger and Joel J. Horowitz
Exhibit 10.2    Form of Registration Rights Agreement
Exhibit 23.1    Consent of Price Waterhouse LLP
Exhibit 99.1 Consolidated financial statements of Tommy Hilfiger Corporation for each of the three fiscal years in the period ended March 31, 1997
Exhibit 99.2 Condensed consolidated financial statements of Tommy Hilfiger Corporation for the nine months ended December 31, 1997